EXHIBIT 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Tong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB/A of PacificNet Inc. for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

I, Joseph Levinson, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB/A of PacificNet Inc. for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

DATED: NOVEMBER 3, 2006	BY: /s/ TONY TONG TONY TONG CHIEF EXECUTIVE OFFICER (PRINCIPAL EXECUTIVE OFFICER)

DATED: NOVEMBER 3, 2006	BY: /s/ JOSEPH LEVINSON JOSEPH LEVINSON CHIEF FINANCIAL OFFICER (PRINCIPAL FINANCIAL OFFICER)